UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07502

BNY Mellon International Securities Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Emerging Markets Securities Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Emerging Markets Securities Fund

ANNUAL REPORT May 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Emerging Markets Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Emerging Markets Securities Fund (formerly, Dreyfus Emerging Markets Securities Fund), covering the 12-month period from June 1, 2019 through May 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, equity markets benefited from the U.S. Federal Reserve’s (the “Fed”) more accommodative stance on interest rates. Trade tensions between the U.S. and China emerged at times, which disrupted markets. Despite the disruption, the pace of the U.S. economy remained steady, and stocks rose in mid-2019. Volatility subsequently returned when investors grew more concerned about the state of the global economy. However, stocks eventually rebounded, rallying through the end of 2019 due to supportive interest rate cuts and the announcement of a trade deal between the U.S. and China. Early in 2020, as COVID-19 spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Stocks posted historic losses in March 2020, but regained ground in April and May.

Fixed-income markets benefited from Fed interest rate cuts and investor concerns about an economic slowdown. Responding to global economic concerns, the Fed reduced rates in July, September and October 2019. As stocks subsequently rallied, Treasury bonds declined, and rates across much of the yield curve rose until early in 2020, when the potential threat posed by COVID-19 began to emerge. A flight-to-quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. In April and May 2020, risk-assets began to recover. Investment-grade bonds generally posted positive returns for the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2019 through May 31, 2020, as provided by Julianne D. McHugh and Chris Yao, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended May 31, 2020, the BNY Mellon Emerging Markets Securities Fund’s (formerly Dreyfus Emerging Markets Fund) Class A shares produced a total return of -5.90%, Class C shares returned -6.60%, Class I shares returned -5.62% and Class Y shares returned -5.57%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), had a -4.39% total return for the same period.2

Emerging-market equities lost ground over the reporting period, due in part to volatility caused by trade disagreements, pandemic and falling oil prices. The fund underperformed the Index due to security selection within the health care and industrials sectors, particularly among companies domiciled in India.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stock of companies organized, or with a majority of assets or business, in emerging-market countries. In selecting stocks, we identify potential investments through extensive quantitative and fundamental research, using a value-oriented, research-driven approach. In emphasizing individual stock selection rather than economic and industry trends, we focus on value, business health and business momentum. The fund considers emerging-market countries to be generally all countries represented by the Index.

Geopolitical Events and Pandemic Drive Market Activity

Emerging markets came under pressure during the summer months of 2019, after concerns over slowing global growth and trade issues between the U.S. and China spooked investors. However, come fall, improving sentiment regarding the U.S. and China trade talks and interest-rate cuts by the U.S. Federal Reserve (the “Fed”), some emerging-market central banks succeeded in fueling a risk-on appetite, and valuations rose very strongly in the final quarter of 2019. The People’s Bank of China cut its bank-funding rate but did not aggressively stimulate, in stark contrast to the U.S., where the slowdown led to rapid loosening of policy and a consequent spike in money-supply growth. In December 2019, the U.S. announced “phase-one” of a trade deal with China.

The positive sentiment carried over into 2020. However, the strong emerging-market equity index gains that had accumulated by mid-January started to reverse, as optimism about the “phase-one” U.S. and China trade agreement was replaced by escalating tensions between the U.S. and Iran following a drone attack by the U.S. that killed a senior Iranian general, and as fears grew over the potential impact of the COVID-19 outbreak in China. By the end of the first quarter of 2020, all global markets had suffered substantial falls, as COVID-19 spread across the world and many countries went into lockdown, stalling the global economy. The situation was exacerbated by a breakdown in the OPEC (Organization of the Petroleum Exporting Countries) alliance, which led to a steep drop in oil prices. In recognition of the worsening economic conditions brought by the global pandemic, many global central banks and governments intervened, with an unprecedented level of stimulus

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

being directed at markets. Emerging-market valuations saw a slight uptick to end the reporting period.

Fund Results Driven by Security Selection

Selection decisions among health care and industrials companies, as well as corporations based in India and South Korea, constrained relative results. Within industrials, a position in India-based construction company Larsen & Toubro provided a headwind, as the stock price was hurt due to a weak macroeconomic backdrop in India over the reporting period. India-based drug manufacturer Aurobindo Pharma was also among the top individual detractors. We have since exited the position. Elsewhere in the markets, the portfolio was overweight financial companies domiciled in South Korea, which detracted, as the area struggled during the period. In addition, a lack of exposure to South Korea-based telecommunications companies, which outperformed the broader market during the period, also took away from relative returns.

Conversely, relative results were helped during the period by security selection and allocation decisions within the information technology and consumer discretionary sectors. Stock choices within South Africa and China were also additive. South Africa-based materials company Sibanye-Stillwater was a top performing position. The price of gold increased during the period, and the stock price of the company benefited from that appreciation. China-based consumer discretionary company Meituan Dianping was among the leading contributors to performance. Elsewhere, Taiwan-based technology company Taiwan Semiconductor Manufacturing was also among the leading contributors. The company benefited from increased demand for its products and services, as well as an improvement in valuations within the semiconductor industry as a whole.

Positioned for Opportunity

The COVID-19 outbreak has caused significant uncertainty within the markets. With developed economies going into recession, emerging-market economies have experienced extreme pressure. However, we believe there are signs of life. China has shown evidence of improving manufacturing activities, which we think may be a sign of an impending recovery. Given the recent collapse of oil prices, we think many of the commodity-driven economies within the emerging-markets space may continue to experience challenges until the price of oil recovers. As the economic effects of COVID-19 dissipate, we believe the demand for oil may increase, which could help these economies regain their strength. It is our opinion that low future earnings expectations have been priced into the market, which leaves an opportunity for positive earnings surprises, which may work to lift valuations.

Over the past few months, we have increased our weight to China and Taiwan, while reducing positions in Brazil and India. From a sector perspective, we have added to communication services and consumer staples companies, while reducing our energy and financials exposure. We continue to utilize market volatility to take advantage of compelling value opportunities.

June 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

From time to time, the fund’s investments may be concentrated in issuers located in China and, therefore, at such times, the fund may be particularly exposed to the economy, industries, securities and currency markets of China, which may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. China’s economy may be dependent on the economies of other Asian countries, many of which are developing countries. Each of these risks could increase the fund’s volatility.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Emerging Markets Securities Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Emerging Markets Securities Fund on 5/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index, unlike the fund, is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Emerging Markets Securities Fund with a hypothetical investment of $1,000,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $1,000,000 investment made in Class Y shares of BNY Mellon Emerging Markets Securities Fund on 5/31/10 to a $1,000,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index, unlike the fund, is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 5/31/2020
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/28/96	-11.34%	-2.36%	-0.53%
without sales charge	6/28/96	-5.90%	-1.20%	0.06%
Class C shares
with applicable redemption charge†	11/15/02	-7.53%	-1.93%	-0.70%
without redemption	11/15/02	-6.60%	-1.93%	-0.70%
Class I shares	11/15/02	-5.62%	-0.96%	0.31%
Class Y shares	7/1/13	-5.57%	-0.79%	0.41%††
MSCI Emerging Markets Index		-4.39%	0.88%	2.57%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Emerging Markets Securities Fund from December 1, 2019 to May 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$9.37	$12.86	$8.20	$7.97
Ending value (after expenses)	$873.60	$871.00	$874.40	$875.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$10.08	$13.83	$8.82	$8.57
Ending value (after expenses)	$1,015.00	$1,011.25	$1,016.25	$1,016.50

†  Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C, 1.75% for Class I and 1.70% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2020

Description	Shares		Value ($)
Common Stocks - 99.1%
Brazil - 4.1%
Banco do Brasil	47,700		271,828
BRF	162,300	[a]	696,488
EDP - Energias do Brasil	190,600		633,274
Minerva	385,600	[a]	950,216
YDUQS Participacoes	87,100		465,182
			3,016,988
China - 39.4%
Alibaba Group Holding, ADR	29,641	[a]	6,147,247
Anhui Conch Cement, Cl. H	143,000		1,078,233
China Construction Bank, Cl. H	2,715,399		2,145,084
China Medical System Holdings	343,000		392,978
China Minsheng Banking, Cl. H	501,000		350,246
China Resources Sanjiu Medical & Pharmaceutical, Cl. A	115,600		437,670
China Yangtze Power, Cl. A	220,600		537,626
CNOOC, ADR	9,117		1,040,432
ENN Energy Holdings	114,200		1,339,456
Jointown Pharmaceutical Group, CI. A	134,800		339,817
Meituan Dianping, Cl. B	67,700	[a]	1,289,218
Midea Group, Cl. A	86,700		716,948
New China Life Insurance, Cl. H	150,500		470,213
PICC Property & Casualty, Cl. H	380,000		332,193
Ping An Insurance Group Company of China, Cl. H	241,000		2,392,702
Shanghai Pharmaceuticals Holding, Cl. H	379,100		600,559
Tencent Holdings	145,950		7,779,345
Times China Holdings	357,000		526,379
Wuliangye Yibin, Cl. A	43,200	[a]	897,579
			28,813,925
Greece - .9%
OPAP	66,809		625,595
Hong Kong - 1.8%
China Overseas Land & Investment	105,500		323,999
China Unicom Hong Kong	1,040,000		605,382
Galaxy Entertainment Group	54,000		368,371
			1,297,752
Hungary - .9%
Richter Gedeon	28,698		626,850
India - 8.4%
ACC	44,714		752,142
Adani Ports & Special Economic Zone	137,038		588,011

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
India - 8.4% (continued)
Chennai Super Kings Cricket	5,440,206	[a,b]	0
Hindustan Petroleum	168,903		435,684
Hindustan Unilever	31,740		866,833
Housing Development Finance	38,348		838,611
ICICI Bank	139,717		610,652
Larsen & Toubro	52,000		643,548
Maruti Suzuki India	6,906		512,545
Shriram Transport Finance	57,221		433,868
UPL	83,752	[a]	448,455
			6,130,349
Malaysia - .5%
MISC	202,500		387,501
Mexico - 4.0%
America Movil, ADR, Cl. L	65,716		871,394
Gruma, Cl. B	55,690		552,543
Grupo Aeroportuario del Centro Norte	121,900	[a]	536,812
Grupo Financiero Banorte, Cl. O	136,000		414,296
Wal-Mart de Mexico	214,900		537,868
			2,912,913
Netherlands - .4%
VEON, ADR	192,507		286,835
Philippines - .7%
International Container Terminal Services	280,400		486,364
Poland - .5%
Play Communications	56,930	[c]	405,378
Russia - 6.1%
Gazprom, ADR	198,788		1,123,152
Lukoil	22,893	[d]	1,707,290
Lukoil, ADR	892		66,665
Sberbank of Russia	378,669	[d]	1,079,351
X5 Retail Group, GDR	15,502		457,553
			4,434,011
South Africa - 3.2%
Impala Platinum Holdings	53,395		358,293
Mediclinic International	108,841		365,127
Sibanye Stillwater	863,597	[a]	1,613,202
			2,336,622
South Korea - 8.5%
Hyundai Mobis	8,030		1,288,385
Korea Investment Holdings	8,907		380,698
POSCO, ADR	15,825		584,101
Samsung Electronics	71,163		2,921,832

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
South Korea - 8.5% (continued)
Shinhan Financial Group		24,121		589,172
SK Hynix		6,879		454,207
				6,218,395
Taiwan - 16.4%
Chailease Holding		434,890		1,690,793
Chicony Electronics		255,000		730,908
MediaTek		96,000		1,481,084
Taiwan Semiconductor Manufacturing		636,638		6,200,354
Win Semiconductors		61,000	[a]	522,384
Wiwynn		23,000	[a]	614,454
Yageo		62,000	[a]	765,495
				12,005,472
Thailand - .7%
Advanced Info Service		89,100		538,375
Turkey - 1.9%
BIM Birlesik Magazalar		78,698		751,690
Eregli Demir ve Celik Fabrikalari		534,432	[a]	629,374
				1,381,064
United Arab Emirates - .7%
Dubai Islamic Bank		510,576		494,167
Total Common Stocks (cost $68,480,101)				72,398,556
	Preferred Dividend Yield (%)
Preferred Stocks - .6%
Brazil - .6%
Banco do Estado do Rio Grande do Sul, Cl. B (cost $704,953)	6.76	187,800		446,246
Total Investments (cost $69,185,054)		99.7%		72,844,802
Cash and Receivables (Net)		.3%		215,600
Net Assets		100.0%		73,060,402

ADR—American Depository Receipt

GDR—Global Depository Receipt

aNon-income producing security.

bThe fund held Level 3 securities at May 31, 2020, these securities were valued at $0 or .0% of net assets.

cSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2020, these securities were valued at $405,378 or .55% of net assets.

dThe valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At May 31, 2020, the value of this securities amounted to $2,786,641 or 3.81% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
Semiconductors & Semiconductor Equipment	11.8
Media & Entertainment	10.6
Retailing	10.2
Banks	9.9
Materials	7.5
Technology Hardware & Equipment	6.9
Energy	6.0
Insurance	4.4
Food, Beverage & Tobacco	4.2
Telecommunication Services	3.7
Utilities	3.4
Diversified Financials	3.4
Transportation	2.7
Automobiles & Components	2.5
Food & Staples Retailing	2.4
Consumer Services	2.0
Pharmaceuticals Biotechnology & Life Sciences	2.0
Health Care Equipment & Services	1.8
Household & Personal Products	1.2
Real Estate	1.2
Consumer Durables & Apparel	1.0
Capital Goods	.9
99.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 5/31/19 ($)	Purchases ($)	Sales ($)	Value 5/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	26,699,490	(26,699,490)	-	-	9,992
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	257,584	(257,584)	-	-	-
Total	-	26,957,074	26,957,074	-	-	9,992

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	69,185,054	72,844,802
Cash denominated in foreign currency	527,756	530,962
Receivable for investment securities sold		312,376
Dividends receivable		166,097
Tax reclaim receivable		11,859
Receivable for shares of Common Stock subscribed		6,477
Prepaid expenses		38,786
		73,911,359
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		119,177
Cash overdraft due to Custodian		124,203
Payable for shares of Common Stock redeemed		506,588
Directors’ fees and expenses payable		1,497
Interest payable—Note 2		111
Other accrued expenses		99,381
		850,957
Net Assets ($)		73,060,402
Composition of Net Assets ($):
Paid-in capital		374,495,329
Total distributable earnings (loss)		(301,434,927)
Net Assets ($)		73,060,402

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	30,636,282	1,321,878	14,987,001	26,115,241
Shares Outstanding	3,480,148	153,021	1,657,375	2,963,280
Net Asset Value Per Share ($)	8.80	8.64	9.04	8.81

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $361,719 foreign taxes withheld at source):
Unaffiliated issuers	3,008,954
Affiliated issuers	9,992
Income from securities lending—Note 1(c)	313
Total Income	3,019,259
Expenses:
Management fee—Note 3(a)	1,196,449
Shareholder servicing costs—Note 3(c)	215,246
Professional fees	140,173
Custodian fees—Note 3(c)	113,944
Registration fees	64,411
Prospectus and shareholders’ reports	26,779
Chief Compliance Officer fees—Note 3(c)	14,781
Distribution fees—Note 3(b)	14,500
Directors’ fees and expenses—Note 3(d)	8,674
Loan commitment fees—Note 2	2,241
Interest expense—Note 2	333
Miscellaneous	18,662
Total Expenses	1,816,193
Less—reduction in expenses due to undertaking—Note 3(a)	(57,326)
Net Expenses	1,758,867
Investment Income—Net	1,260,392
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(3,309,068)
Net realized gain (loss) on forward foreign currency exchange contracts	(82,372)
Net Realized Gain (Loss)	(3,391,440)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,949,667)
Net Realized and Unrealized Gain (Loss) on Investments	(6,341,107)
Net (Decrease) in Net Assets Resulting from Operations	(5,080,715)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2020	2019
Operations ($):
Investment income—net	1,260,392	1,013,566
Net realized gain (loss) on investments	(3,391,440)	(5,675,267)
Net change in unrealized appreciation (depreciation) on investments	(2,949,667)	(8,178,597)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,080,715)	(12,840,298)
Distributions ($):
Distributions to shareholders:
Class A	(441,583)	(148,595)
Class I	(255,941)	(147,324)
Class Y	(602,528)	(354,236)
Total Distributions	(1,300,052)	(650,155)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,532,243	2,248,121
Class C	7,825	54,535
Class I	1,588,673	3,254,627
Class Y	516,744	2,718,182
Distributions reinvested:
Class A	405,447	137,453
Class I	254,085	146,316
Class Y	593,614	339,639
Cost of shares redeemed:
Class A	(10,205,402)	(10,083,995)
Class C	(1,343,953)	(1,534,760)
Class I	(5,453,165)	(8,887,930)
Class Y	(11,504,604)	(4,520,143)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(21,608,493)	(16,127,955)
Total Increase (Decrease) in Net Assets	(27,989,260)	(29,618,408)
Net Assets ($):
Beginning of Period	101,049,662	130,668,070
End of Period	73,060,402	101,049,662

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	389,629	227,016
Shares issued for distributions reinvested	37,265	14,941
Shares redeemed	(1,094,205)	(1,030,098)
Net Increase (Decrease) in Shares Outstanding	(667,311)	(788,141)
Class Ca
Shares sold	811	5,663
Shares redeemed	(143,564)	(159,905)
Net Increase (Decrease) in Shares Outstanding	(142,753)	(154,242)
Class Ib
Shares sold	164,797	320,102
Shares issued for distributions reinvested	22,768	15,500
Shares redeemed	(554,134)	(875,121)
Net Increase (Decrease) in Shares Outstanding	(366,569)	(539,519)
Class Y
Shares sold	51,229	279,850
Shares issued for distributions reinvested	54,560	36,918
Shares redeemed	(1,313,280)	(459,279)
Net Increase (Decrease) in Shares Outstanding	(1,207,491)	(142,511)

[a] During the period ended May 31, 2020, 507 Class C shares representing $4,204 were automatically converted to 498 Class A shares. During the period ended May 31, 2019, 519 Class C shares representing $5,416 were automatically converted to 509 Class A shares.

[b] During the period ended May 31, 2019, 64 Class A shares representing $644 were exchanged for 63 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	9.45	10.59	10.32	7.82	9.88
Investment Operations:
Investment income—net[a]	.11	.07	.07	.07	.08
Net realized and unrealized gain (loss) on investments	(.65)	(1.18)	.31	2.49	(2.02)
Total from Investment Operations	(.54)	(1.11)	.38	2.56	(1.94)
Distributions:
Dividends from investment income-net	(.11)	(.03)	(.11)	(.07)	(.19)
Payment by affiliate	-	-	.00[b]	.01	.07
Net asset value, end of period	8.80	9.45	10.59	10.32	7.82
Total Return (%)[c]	(5.90)	(10.43)	3.70[d]	32.83[d]	(18.91)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10	2.05	1.98	2.11	2.20
Ratio of net expenses to average net assets	2.00	2.00	1.98	1.83	2.00
Ratio of net investment income to average net assets	1.15	.75	.66	.72	1.02
Portfolio Turnover Rate	56.88	107.25	72.11	80.10	80.11
Net Assets, end of period ($ x 1,000)	30,636	39,201	52,269	59,634	54,529

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Payment by affiliate had no impact on total return for 2018.The total return would have been 32.70% for 2017 and (19.63%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	9.25	10.40	10.11	7.66	9.65
Investment Operations:
Investment income (loss)—net[a]	.06	.01	(.01)	(.00)[b]	.03
Net realized and unrealized gain (loss) on investments	(.67)	(1.16)	.30	2.44	(1.99)
Total from Investment Operations	(.61)	(1.15)	.29	2.44	(1.96)
Distributions:
Dividends from investment income-net	-	-	-	(.00)[b]	(.10)
Payment by affiliate	-	-	.00[b]	.01	.07
Net asset value, end of period	8.64	9.25	10.40	10.11	7.66
Total Return (%)[c]	(6.60)	(11.06)	2.87[d]	32.00[d]	(19.57)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.95	2.82	2.73	2.89	2.90
Ratio of net expenses to average net assets	2.75	2.75	2.73	2.60	2.70
Ratio of net investment income (loss) to average net assets	.61	.08	(.08)	(.03)	.35
Portfolio Turnover Rate	56.88	107.25	72.11	80.10	80.11
Net Assets, end of period ($ x 1,000)	1,322	2,735	4,681	6,671	6,647

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Payment by affiliate had no impact on total return for 2018. The total return would have been 31.87% for 2017 and (20.20%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

	Year Ended May 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	9.71	10.89	10.60	8.03	9.90
Investment Operations:
Investment income—net[a]	.14	.10	.10	.08	.12
Net realized and unrealized gain (loss) on investments	(.67)	(1.21)	.32	2.57	(2.05)
Total from Investment Operations	(.53)	(1.11)	.42	2.65	(1.93)
Distributions:
Dividends from investment income-net	(.14)	(.07)	(.13)	(.09)	(.01)
Payment by affiliate	-	-	.00[b]	.01	.07
Net asset value, end of period	9.04	9.71	10.89	10.60	8.03
Total Return (%)	(5.62)	(10.28)	3.92[c]	33.37[c]	(18.81)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83	1.76	1.72	1.90	1.76
Ratio of net expenses to average net assets	1.75	1.75	1.72	1.59	1.56
Ratio of net investment income to average net assets	1.41	1.01	.91	.83	1.44
Portfolio Turnover Rate	56.88	107.25	72.11	80.10	80.11
Net Assets, end of period ($ x 1,000)	14,987	19,643	27,907	34,247	24,495

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Payment by affiliate had no impact on total return for 2018. The total return would have been 33.24% for 2017 and (19.51%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	9.46	10.62	10.34	7.84	9.90
Investment Operations:
Investment income—net[a]	.15	.11	.12	.10	.13
Net realized and unrealized gain (loss) on investments	(.65)	(1.18)	.30	2.50	(2.04)
Total from Investment Operations	(.50)	(1.07)	.42	2.60	(1.91)
Distributions:
Dividends from investment income-net	(.15)	(.09)	(.14)	(.11)	(.22)
Payment by affiliate	-	-	.00[b]	.01	.07
Net asset value, end of period	8.81	9.46	10.62	10.34	7.84
Total Return (%)	(5.57)	(10.09)	4.03[c]	33.49[c]	(18.50)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.61	1.58	1.78	1.68
Ratio of net expenses to average net assets	1.67	1.61	1.57	1.42	1.48
Ratio of net investment income to average net assets	1.48	1.08	1.07	1.14	1.59
Portfolio Turnover Rate	56.88	107.25	72.11	80.10	80.11
Net Assets, end of period ($ x 1,000)	26,115	39,470	45,810	50,538	34,113

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Payment by affiliate had no impact on total return for 2018. The total return would have been 33.36% for 2017 and (19.23%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Emerging Markets Securities Fund (the “fund”) is the sole series of BNY Mellon International Securities Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Director (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I and Class Y shares, increasing authorized Class I shares from 100 million to 150 million and increasing authorized Class Y shares from 100 million to 150 million.

Effective June 3, 2019, the fund changed its name from Dreyfus Emerging Markets Fund to BNY Mellon Emerging Markets Securities Fund and the Company changed its name from Dreyfus International Funds, Inc. to BNY Mellon International Securities Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of

NOTES TO FINANCIAL STATEMENTS (continued)

certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which

NOTES TO FINANCIAL STATEMENTS (continued)

the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of May 31, 2020 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	15,111,668	57,286,888††	0	72,398,556
Equity Securities- Preferred Stocks	446,246	–	–	446,246

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Foreign Common Stock($)
Balance as of 5/31/2019	0
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/ issuances	-
Sales/ dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 5/31/2020†	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 5/31/2020	-

† Securities deemed as Level 3 have been determined to be worthless causing a lack of significant unobservable inputs by managements own assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of May 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

NOTES TO FINANCIAL STATEMENTS (continued)

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2020, The Bank of New York Mellon earned $61 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At May 31, 2020, BNY Mellon Diversified International Fund, an affiliate of the fund, held 2,912,072 Class Y shares representing approximately 35.12% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $79,797, accumulated capital losses $304,813,841 and unrealized appreciation $3,299,117.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2020. The fund has $26,819,537 of short-

NOTES TO FINANCIAL STATEMENTS (continued)

term capital losses and $277,994,304 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2020 and May 31, 2019 were as follows: ordinary income $1,300,052 and $650,155, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended May 31, 2020.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2020 was approximately $19,672 with a related weighted average annualized interest rate of 1.69%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed from June 1, 2019 until September 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75% of the value of the fund’s average daily net assets. On or after September 30, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $57,326 during the period ended May 31, 2020.

During the period ended May 31, 2020, the Distributor retained $463 from commissions earned on sales of the fund’s Class A shares and $649 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2020, Class C shares were charged $14,500 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2020, Class A and Class C shares were charged $94,878 and $4,833, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this

NOTES TO FINANCIAL STATEMENTS (continued)

interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2020, the fund was charged $19,911 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2020, the fund was charged $113,944 pursuant to the custody agreement.

During the period ended May 31, 2020, the fund was charged $14,781 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $77,069, Distribution Plan fees of $828, Shareholder Services Plan fees of $6,733, custodian fees of $49,282, Chief Compliance Officer fees of $3,130 and transfer agency fees of $5,230, which are offset against an expense reimbursement currently in effect in the amount of $23,095.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended May 31, 2020, redemption fees charged and retained by the fund amounted to $2,299.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended May 31, 2020, amounted to $53,163,225 and $74,114,223, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At May 31, 2020, there were no forward contracts outstanding.

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2020:

Average Market Value ($)
Forward contracts	60,262

At May 31, 2020, the cost of investments for federal income tax purposes was $69,544,090; accordingly, accumulated net unrealized appreciation on investments was $3,300,712, consisting of $12,896,677 gross unrealized appreciation and $9,595,965 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Emerging Markets Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Emerging Markets Securities Fund (the “Fund”) (the sole fund constituting BNY Mellon International Securities Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon International Securities Funds, Inc.) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 27, 2020

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended May 31, 2020:

- the total amount of taxes paid to foreign countries was $361,719.

- the total amount of income sourced from foreign countries was $3,352,252.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2021. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,300,052 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional emerging markets funds (the “Performance Group”) and with a broader group of retail and institutional emerging markets funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional emerging markets funds, excluding outliers (the “Expense

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the one-year and four-year periods when performance was slightly above the Performance Group and Performance Universe medians, respectively. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the primary portfolio managers for the fund had assumed responsibility for managing the fund’s portfolio in March and December 2019, respectively.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which reflected reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were higher than the Expense Group and Expense Universe total expenses medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The

Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board generally was satisfied with the fund’s relative performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 114

———————

Peggy C. Davis (77)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 40

———————

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 26

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 46

———————

Ehud Houminer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 46

———————

Robin A. Melvin (56)
Board Member (2013)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 92

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
David P. Felfman, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 114 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 137 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

BNY Mellon Emerging Markets Securities Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DRFMX Class C: DCPEX Class I: DRPEX Class Y: DYPEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0327AR0520

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,298 in 2019 and $47,500 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,807 in 2019 and $17,263 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,940 in 2019 and $5,399 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $346 in 2019 and $335 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $679,886 in 2019 and $751,270 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon International Securities Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    July 27, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    July 24, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)